Exhibit 99.1



                         Form 3 Joint Filer Information


Names of the Reporting Persons:            o   Sherborne Investors LP, a
                                               Delaware limited partnership and
                                               managing member of each of the
                                               Funds (as defined below)
                                               ("Managing Member");

                                           o   Sherborne Investors GP, LLC, a
                                               Delaware limited liability
                                               company and general partner of
                                               the Managing Member ("Sherborne
                                               Investors GP");

                                           o   Sherborne Investors Management
                                               LP, a Delaware limited
                                               partnership and investment
                                               manager to the Funds ("Sherborne
                                               Management");

                                           o   Sherborne Investors Management
                                               GP, LLC, a Delaware limited
                                               liability company and general
                                               partner of Sherborne Management
                                               ("Sherborne Management GP");

                                           o   Sherborne Strategic Fund A, LLC,
                                               a Delaware limited liability
                                               company ("Strategic Fund A");

                                           o   Sherborne Strategic Fund B, LLC,
                                               a Delaware limited liability
                                               company ("Strategic Fund B");

                                           o   Nottingham Investors LLC, a
                                               Delaware limited liability
                                               company ("Nottingham" and,
                                               together with Strategic Fund A
                                               and Strategic Fund B, the
                                               "Funds"); and

                                           o   Edward J. Bramson, the managing
                                               member of Sherborne Investors GP
                                               and Sherborne Management GP
                                               ("Bramson").


Address for each of the Reporting Persons:     135 East 57th Street, New York,
                                               NY 10022

Date of Event Requiring Statement for each of July 18, 2007 the Reporting Persons:

Designated Filer for each of the Reporting     Sherborne Investors GP, LLC
Persons:

Issuer Name & Ticker or Trading Symbol for     Nautilus, Inc.; NLS
each of the Reporting Persons:




As of July 18, 2007, the Reporting Persons had the following direct and indirect interests in common stock (the "Shares") of Nautilus, Inc.:

     o    Strategic Fund A is the direct beneficial owner of 331,001 Shares;

     o    Strategic Fund B is the direct beneficial owner of 496,501 Shares;

     o    Nottingham is the direct beneficial owner of 3,045,210 Shares;

     o The Managing Member, as the managing member of the Funds, is the indirect beneficial owner of the 3,872,712 Shares directly owned by the Funds;

     o Sherborne Investors GP, as the general partner of the Managing Member, is the indirect beneficial owner of the 3,872,712 Shares directly owned by the Funds;

     o Sherborne Management, as the investment manager to the Funds that only receives an asset-based fee, beneficially owns 0 Shares;

     o Sherborne Management GP, as the general partner of Sherborne Management, beneficially owns 0 Shares; and

     o Bramson, as the managing member of Sherborne Investors GP, is the indirect beneficial owner of the 3,872,712 Shares directly owned by the Funds.


Each of the Reporting Persons disclaims beneficial ownership of these securities except to the extent of the Reporting Person's pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership for purposes of Section 16 or for any other purpose.


Sherborne Investors LP      /s/ Gerard L. Eastman, attorney in fact             July 25, 2007
                            ---------------------------------------             -------------
                                **Signature of Reporting Person                       Date


Sherborne Investors         /s/ Gerard L. Eastman, attorney in fact             July 25, 2007
Management LP               ---------------------------------------             -------------
                                **Signature of Reporting Person                       Date


Sherborne Investors         /s/ Gerard L. Eastman, attorney in fact             July 25, 2007
Management GP, LLC          ---------------------------------------             -------------
                                **Signature of Reporting Person                       Date


Sherborne Strategic         /s/ Gerard L. Eastman, attorney in fact             July 25, 2007
Fund A, LLC                 ---------------------------------------             -------------
                                **Signature of Reporting Person                       Date


Sherborne Strategic         /s/ Gerard L. Eastman, attorney in fact             July 25, 2007
Fund B, LLC                 ---------------------------------------             -------------
                                **Signature of Reporting Person                       Date


Nottingham Investors        /s/ Gerard L. Eastman, attorney in fact             July 25, 2007
LLC                         ---------------------------------------             -------------
                                **Signature of Reporting Person                       Date


Edward J. Bramson           /s/ Gerard L. Eastman, attorney in fact             July 25, 2007
                            ---------------------------------------             -------------
                                **Signature of Reporting Person                       Date


**Intentional misstatements or omissions of facts constitute Federal Criminal Violations. See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).